Exhibit 99.2

Supplemental Operating and Financial Data September 30, 2013 (Unaudited) Development Project: Memory Care – Aurora, CO (48 units) To be operated by Anthem Memory Care, LLC Rendering

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Acquisitions and Loan Originations 6 Development and Lease-Up Activity 7-13 Proforma Real Estate Portfolio Summary 14 Real Estate Portfolio Metrics 15 Proforma Real Estate Portfolio Diversification 16-19 Proforma Top Ten Operators 20 Extendicare Inc. and Assisted Living Concepts, Inc. 21 Proforma Lease & Mortgage Loan Receivable Maturity 22 Proforma Market Capitalization 23 Proforma Debt Maturity 24 Proforma Financial Data Summary 25-26 Consolidated Statements of Income 27 Consolidated Balance Sheets . 28 Funds from Operations . 29-30 Glossary . 31-33

# Company Information

LTC LISTED NYSE

## Company

Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties operated by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC, visit the Company's website at www.LTCProperties.com.

## Board of Directors

| | | |
|---|---|---|
| **Wendy Simpson**<br>Chairman | **Boyd Hendrickson**<br>Lead Director | **Edmund King** |
| **Devra Shapiro** | **Timothy Triche, MD** | |

## Senior Management

| | | |
|---|---|---|
| **Wendy Simpson**<br>Chairman, Chief Executive Officer and President | **Pam Kessler**<br>Executive Vice President and Chief Financial Officer | **Clint Malin**<br>Executive Vice President and Chief Investment Officer |

## Contact Information

| | | |
|---|---|---|
| **Corporate Office**<br>2829 Townsgate Road, Suite 350<br>Westlake Village, CA 91361 | **Investor Relations**<br>Investor.Relations@LTCProperties.com<br>(805) 981-8655 | www.LTCProperties.com<br>(805) 981-8655 phone<br>(805) 981-8663 fax |

CORPORATE

3

4 CORPORATE Additional Information BMO Capital Markets Corp. J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sidoti & Company, LLC Karin Ford Mike Carroll Peter Sicher Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Dan Bernstein Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 26, 29, and 30 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

LTC PROPERTIES, INC.

# Acquisitions and Loan Originations

*(dollar amounts in thousands)*

## ACQUISITIONS

| DATE | # OF PROPERTIES | PROPERTY TYPE | # BEDS/UNITS | LOCATION | OPERATOR | DATE OF CONSTRUCTION | PURCHASE PRICE | ANNUAL GAAP REVENUE | GAAP LEASE YIELD |
|---|---|---|---|---|---|---|---|---|---|
| 3/23/12 | 1 | SNF | 144 beds | TX | Senior Care Centers | 2002 | $ 18,600 | $ 1,988 | 10.7% |
| 5/14/12 | 1 | UDP [(1)] | 60 units | CO | Under Development Property | 2012-2013 [(1)] | 1,882 | - | - [(1)] |
| 7/2/12 | 1 | SNF | 90 beds | TX | Senior Care Centers | 2011 | 6,500 | 701 | 10.7% |
| 7/31/12 | 2 | SNF | 288 beds | OH | Carespring Health Care Mgt | 2009-2010 | 54,000 | 5,426 | 10.1% |
| 10/23/12 | 1 | UDP [(2)] | 77 units | KS | Under Development Property | 2012-2013 [(2)] | 730 | - | - [(2)] |
| 12/20/12 | 5 | ALF/MC | 266 units | CO/NJ | Juniper Communities, LLC | 1999-2002 | 81,988 | 6,665 | 8.1% |
| 12/27/12 | 1 | UDP [(2)] | 81 units | TX | Under Development Property | 2013-2014 [(2)] | 1,000 | - | - [(2)] |
| 12/28/12 | 1 | UDP [(2)] | 143 beds | KY | Under Development Property | 2013-2015 [(2)] | 2,050 | - | - [(2)] |
| Total 2012 | 13 | | 665 beds/484 units | | | | 166,750 | | |
| 9/13/2013 | 1 | UDP [(2)] | 60 units | CO | Under Development Property | 2013-2014 [(2)] | 1,200 | - [(3)] | - [(2)(3)] |
| 9/20/2013 | 1 | UDP [(2)] | 48 units | CO | Under Development Property | 2013-2014 [(2)] | 850 | - [(3)] | - [(2)(3)] |
| 11/1/2013 | 1 | SNF | 120 beds | FL | Traditions Management | 2008 [(4)] | 14,402 | - [(4)] | - [(4)] |
| Total 2013 | 3 | | 120 beds/108 units | | | | 16,452 | | |
| Total | 16 | | 785 beds/592 units | | | | $ 183,202 | | |

(1) In July 2013, we received the certificate of occupancy on a newly constructed 60-unit memory care property in Colorado. The new memory care property opened in July 2013. See page 7 for Lease-Up Activity.
(2) See page 7 for Development Activity.
(3) Simultaneous with the purchase, we entered into a lease agreement and development commitments totaling $19.6 million to fund the construction.
(4) The property was included in a master lease at an incremental initial cash yield of 8.75%. The GAAP yield on the master lease will be 10.7%.

## LOAN ORIGINATIONS

| Date | # of Properties | Property Type | # Units/Beds | Location | Borrower | Operator | Funded to Date | Annual Revenue | Interest Rate |
|---|---|---|---|---|---|---|---|---|---|
| 11/15/12 | 1 | SNF/UDP [(1)] | 106 beds | WI | Hartford Healthcare | Fundamental | $ 5,435 | $ 332 | 10.2% |
| 12/20/12 | 1 | ALF | 70 units | PA | Cordia Commons at Meadville | Juniper | 5,100 | 362 | 7.0% |
| Total 2012 | 2 | | 106 beds / 70 units | | | | $ 10,535 | $ 694 | |
| 10/31/13 | 15 | SNF | 2,092 beds | MI | Prestige Healthcare | Prestige Healthcare | $ 124,387 | $11,854 | 9.5% |
| Total 2013 | 15 | | 2,092 beds | | | | $ 124,387 | $11,854 | |
| Total | 17 | | 2,198 beds / 70 units | | | | $ 134,922 | $ 12,548 | |

(1) Represents a mortgage and construction loan secured by a currently operating skilled nursing property and parcel of land upon which a 106-bed replacement facility is being constructed. The initial funding in 2012 was $2,619.

## REAL ESTATE PORTFOLIO

6

# Development and Lease-Up Activity

*(dollar amounts in thousands)*

## DEVELOPMENT

| Estimated Rent Inception Date | Commitment Year | Project Type | Property | # of Projects | Property Type | Approximate Cash Lease Yield | # Units/Beds | Investment Commitment (1) | 3Q13 Funding (1) | Total Funded to Date (1) | Remaining Commitment (1) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 4Q13 | 2012 | Development | Wichita, KS | 1 | ALF/MC | 9.25% | 77 units | $ 10,585 | $ 2,039 | $ 6,865 | $ 3,720 |
| | | | | 1 | | | 77 units | $ 10,585 | $ 2,039 | $ 6,865 | $ 3,720 |
| 1Q14 | 2012 | Renovation | Roswell, NM | 1 | SNF | 9.00% | - | $ 1,540 | $ - | $ 1,108 | $ 432 |
| 1Q14 | 2012 | Renovation | Alamagordo, NM | 1 | SNF | 9.00% | - | 710 | - | 319 | 391 |
| - (2) | 2012 | Construction Loan | Slinger, WI | 1 | SNF | 9.00% (3) | 106 beds | 10,600 | 1,902 | 5,435 | 5,165 |
| 2Q14 | 2012 | Expansion | Arvada, CO | 1 | ALF/MC | 7.75% (3) | - | 6,600 | 2 | 3 | 6,597 |
| 2Q14 | 2013 | Renovation | Hillview, TN | 1 | SNF | 7.00% | - | 1,100 | 142 | 227 | 873 |
| 2Q14 | 2013 | Renovation | Lauderdale, TN | 1 | SNF | 7.00% | - | 1,100 | 83 | 178 | 922 |
| 3Q14 | 2012 | Development | Frisco, TX | 1 | ALF/MC | 9.25% | 81 units | 5,800 | 522 | 2,420 | 3,380 |
| 3Q14 | 2012 | Renovation | Sacramento, CA | 1 | SNF | 9.00% | - | 1,700 | - | - | 1,700 |
| 4Q14 | 2012 | Expansion | Ft. Collins, CO | 1 | ALF/MC | 7.75% (3) | - | 4,700 | 1 | 2 | 4,698 |
| 4Q14 | 2012 | Renovation | Ft. Collins, CO | 1 | ALF/MC | 7.75% (3) | - | 3,300 | 1 | 2 | 3,298 |
| | | | | 10 | | | 106 beds/81 units | $ 37,150 | $ 2,653 | $ 9,694 | $ 27,456 |
| 1Q15 | 2012 | Development | Coldspring, KY | 1 | SNF | 8.50% | 143 beds | $ 23,500 | $ 1,873 | $ 7,916 | $ 15,584 |
| 1Q15 | 2013 | Development | Littleton, CO | 1 | MC | 9.25% | 60 units | 9,931 | 1,883 | 1,883 | 8,048 |
| 1Q15 | 2013 | Development | Aurora, CO | 1 | MC | 9.25% | 48 units | 9,621 | 1,371 | 1,371 | 8,250 |
| | | | | 3 | | | 143 beds/108 units | $ 43,052 | $ 5,127 | $ 11,170 | $ 31,882 |
| | | | Total | 14 | | | 249 beds/266 units | $ 90,787 | $ 9,819 | $ 27,729 | $ 63,058 |

(1) Includes land and excludes capitalized interest on our open commitment.
(2) Interest on the current outstanding construction loan balance is paid monthly in arrears.
(3) Based on Treasury rate and/or Treasury rate plus spread but not less than the rate shown.

## LEASE-UP

| Date Opened | Commitment Year | Project Type | Property | # of Projects | Property Type | Approximate Cash Lease Yield | # Units/Beds | Total Commitment | 3Q13 Funding | Total Funded to Date |
|---|---|---|---|---|---|---|---|---|---|---|
| Jul-13 | 2011 | Re-development (1) | Amarillo, TX | 1 | SNF | 9.00% | 120 beds | $ 9,094 | $ 1,660 | $ 8,635 |
| Jul-13 | 2012 | Development (2) | Littleton, CO | 1 | MC | 9.25% | 60 units | 9,925 | 416 | 9,908 |
| | | | | 2 | | | 120 beds/60 units | $ 19,019 | $ 2,076 | $ 18,543 |

(1) Represents a newly developed 120-bed skilled nursing property in Texas which replaces a skilled nursing property in our existing portfolio. GAAP rent began in 3Q13.
(2) Represents a newly developed 60-unit memory care property in Colorado. GAAP rent began in 3Q13.

REAL ESTATE PORTFOLIO

7

8 REAL ESTATE PORTFOLIO Development Activity Development in Wichita, KS 77-unit assisted living and memory care property To be operated by Oxford Senior Living Rendering

9 REAL ESTATE PORTFOLIO Development Activity Development in Coldspring, KY 143-bed skilled nursing property To be operated by Carespring Health Care Mgmt, LLC Rendering Rendering

10 REAL ESTATE PORTFOLIO Development Activity Expansion Project in Arvada, CO Operated by Brookdale Senior Living, Inc. Rendering

11 REAL ESTATE PORTFOLIO Development Activity Mortgage and Construction Loan in Slinger, Wisconsin 106-bed skilled nursing property To be operated by Fundamental family of companies

12 REAL ESTATE PORTFOLIO Lease-Up Activity Lease-Up in Amarillo, TX 120-bed skilled nursing property Certificate of Occupancy – July 10, 2013 Operated by Fundamental family of companies

13 REAL ESTATE PORTFOLIO Rendering Lease-Up in Littleton, CO 60-unit memory care property Certificate of Occupancy – July 9, 2013 Operated by Anthem Memory Care Lease-Up Activity

# Proforma[(1)] Real Estate Portfolio Summary

*(dollar amounts in thousands)*

## Real Estate Portfolio Snapshot

| Type of Property | Gross Investments | % of Investments | Rental Income (Trailing Twelve Months Ended September 30, 2013) | Interest Income (Trailing Twelve Months Ended September 30, 2013) | % of Revenues[(2)] | # of Properties | SNF Beds | ALF Units | Investment per Bed/Unit |
|---|---|---|---|---|---|---|---|---|---|
| Skilled Nursing[(3)] | $ 608,797 | 55.8% | $ 50,712 | $ 14,661 | 57.6% | 100 | 12,261 | - | $49.65 |
| Assisted Living | 402,263 | 36.9% | 39,681 | 1,202 | 36.0% | 105 | - | 4,773 | $84.28 |
| Range of Care | 46,577 | 4.3% | 5,307 | 321 | 5.0% | 9 | 733 | 348 | $43.09 |
| Under Development[(4)] | 20,883 | 1.9% | - | - | - | - | - | - | |
| Schools | 12,444 | 1.1% | 1,570 | - | 1.4% | 2 | - | - | |
| Total | $ 1,090,964 | 100.0% | $ 97,270 | $16,184 | 100.0% | 216 | 12,994 | 5,121 | |

(1) Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13.
(2) Includes rental income and interest income from mortgage loans.
(3) Includes a mortgage and construction loan secured by a currently operating skilled nursing property and parcel of land upon which a 106-bed replacement property is being constructed.
(4) Includes two MC developments with a total of 108 units, two combination ALF and MC developments with a total of 158 units, and a SNF development with 143 beds.


Skilled Nursing Property - Stephenville, TX (122 beds)
Operated by Senior Care Centers, LLC

REAL ESTATE PORTFOLIO
14

15 Same Property Portfolio Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO Stabilized Property Portfolio Quality Mix Owned Properties 2Q13 1Q13 2Q13 1Q13 2Q13 1Q13 Assisted Living (2) 77.8% 78.2% 1.19 1.22 1.42 1.44 Assisted Living (3) 86.8% 87.0% 1.41 1.39 1.67 1.64 Skilled Nursing 78.8% 79.1% 1.84 1.91 2.54 2.61 Range of Care 86.8% 86.0% 1.41 1.37 1.86 1.83 (1) (2) (3) Includes properties leased to Extendicare Inc. and Assisted Living Concepts, Inc. Excludes properties leased to Extendicare Inc. and Assisted Living Concepts, Inc. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage Information is for the trailing twelve months through June 30, 2013 and March 30, 2013 and is from property level operator financial statements which are unaudited and have not been independently verified by us. For the Six Months Ended Owned Properties Payor Source (1) June 30, 2013 Private Pay 58.8% Medicare 15.8% Medicaid 25.4% (1) Quality mix for our skilled nursing portfolio, for the quarter presented, is 25.1% Private Pay, 27.9% Medicare, and 47.0% Medicaid.

LTC owns or holds mortgages on 216 properties and six parcels of land under development in 30 states Approximately 78% of the Company’s total gross investment is located in 10 states LTC’s largest concentration is in Texas which has approximately 22% of the Company’s total gross investment 16 Proforma(1) Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13. Skilled Nursing Properties (Total: 100) Assisted Living Properties (Total: 105) 8 NV WY MI IL AR LA KY WV ME ND NY 34 2 1 2 3 5 1 2 3 2 2 2 2 2 6 20 3 5 4 10 11 4 4 2 6 1 4 2 9 7 4 3 3 8 1 1 Schools (Total: 2) Range of Care Properties (Total: 9) 1 1 1 2 2 1 1 1 1 WA OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO Under Development Properties (Total: 6) 1 2 1 1 15 1 1

17 Proforma(1) Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Property and Asset Type Diversification - Owned and Loan Portfolio Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13. Includes rental income and interest income from mortgage loans. Includes a mortgage and construction loan secured by a currently operating skilled nursing property and parcel of land upon which a 106-bed replacement property is being constructed. Includes two MC developments with a total of 108 units, two combination ALF and MC developments with a total of 158 units, and a SNF development with 143 beds. Trailing Twelve Months Ended Gross Gross Property Type Investment % % Asset Type Investment % Skilled Nursing (3) 100 $ 608,797 55.8% $ 65,373 57.6% Real Property 925,498 $ 84.8% Assisted Living 105 402,263 36.9% 40,883 36.0% Loans Receivable 165,466 15.2% Range of Care 9 46,577 4.3% 5,628 5.0% Total 1,090,964 $ 100.0% Under Development (4) - 20,883 1.9% - - Schools 2 12,444 1.1% 1,570 1.4% Total 216 $ 1,090,964 100.0% $ 113,454 100.0% # of September 30, 2013 Properties Revenue (2)

# Proforma[1] Real Estate Portfolio Diversification

*(dollar amounts in thousands)*

## State Diversification By Property Type - Owned and Loan Portfolio

### Gross Investment By State



All Others, 22.2%
Texas, 21.8%
Michigan, 11.4%
Ohio, 9.0%
Florida, 7.5%
New Jersey, 6.5%
Colorado, 5.8%
California, 4.7%
New Mexico, 4.6%
Arizona, 3.8%
Virginia, 2.7%

### Gross Owned Portfolio By MSA[2]



4.2%
Cities not in an MSA or Micro-SA
16.0%
Cities in a Micro-SA
Pop: 218,000–13,000
15.8%
MSAs >100
Pop: 0.5M – 50,000
18.0%
MSAs 32-100
Pop: 1.9M – 0.5M
46.0%
MSAs 1-31
Pop: 19.8M - 2.0M

| State [3] | # of Props | SNF | % | ALF | % | ROC | % | UDP | % | School | % | Gross Investment | % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Texas | 55 | $ 194,820 | 32.0% | $ 37,741 | 9.4% | $ 2,994 | 6.4% | $ 2,480 | 11.9% | $ - | - | $ 238,035 | 21.8% |
| Michigan | 15 | 124,387 | 20.4% | - | - | - | - | - | - | - | - | 124,387 | 11.4% |
| Ohio | 13 | 54,000 | 8.9% | 44,646 | 11.1% | - | - | - | - | - | - | 98,646 | 9.0% |
| Florida | 18 | 41,057 | 6.7% | 41,056 | 10.2% | - | - | - | - | - | - | 82,113 | 7.5% |
| New Jersey | 5 | - | - | 61,398 | 15.3% | - | - | - | - | 9,270 | 74.5% | 70,668 | 6.5% |
| Colorado | 12 | 6,038 | 1.0% | 52,111 | 13.0% | 2,007 | 4.3% | 3,260 | 15.6% | - | - | 63,416 | 5.8% |
| California | 5 | 20,649 | 3.4% | 28,071 | 7.0% | 2,670 | 5.7% | - | - | - | - | 51,390 | 4.7% |
| New Mexico | 7 | 50,303 | 8.3% | - | - | - | - | - | - | - | - | 50,303 | 4.6% |
| Arizona | 7 | 36,092 | 5.9% | 5,120 | 1.3% | - | - | - | - | - | - | 41,212 | 3.8% |
| Virginia | 4 | 15,713 | 2.6% | - | - | 13,339 | 28.6% | - | - | - | - | 29,052 | 2.7% |
| All Others | 75 | 65,738 | 10.8% | 132,120 | 32.7% | 25,567 | 55.0% | 15,143 | 72.5% | 3,174 | 25.5% | 241,742 | 22.2% |
| Total | 216 | $ 608,797 | 100.0% | $ 402,263 | 100.0% | $ 46,577 | 100.0% | $ 20,883 | 100.0% | $ 12,444 | 100.0% | $ 1,090,964 | 100.0% |

(1) Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13.
(2) The MSA rank by population as of July 1, 2012, as estimated by the United States Census Bureau
(3) Due to master leases with properties in multiple states, revenue by state is not available.

REAL ESTATE PORTFOLIO

18

19 Proforma(1) Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Operator Diversification – Stabilized Portfolio Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13. We lease or mortgage to 40 different operators. Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured by mortgage loans. Operators (2) % % Prestige Healthcare 17 136,576 $ 12.5% 13,089 $ 11.1% Senior Care Centers, LLC 9 114,539 10.5% 12,284 10.5% Extendicare Inc. and Assisted Living Concepts, Inc 37 88,034 8.1% 10,963 9.3% Juniper Communities, LLC 6 87,088 8.0% 6,946 5.9% Brookdale Senior Living, Inc. 35 84,216 7.7% 10,948 9.3% Preferred Care 29 83,983 7.7% 11,349 9.7% Traditions Senior Management, Inc. 5 62,902 5.8% 6,761 5.8% Carespring Health Care Mgt, LLC 2 62,121 5.7% 5,431 4.6% Fundamental Family of Companies 6 40,650 3.7% 4,067 3.5% Skilled Healthcare Group, Inc. 5 40,270 3.7% 4,501 3.8% All Others 65 290,585 26.6% 31,091 26.5% Total 216 1,090,964 $ 100.0% 117,430 $ 100.0% # of Properties Gross Investment Annual Income (3)

20 Proforma(1) Top Ten Operators REAL ESTATE PORTFOLIO Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13. Extendicare Inc. and Assisted Living Concepts, Inc. operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of September 30, 2013. Extendicare Inc. (TSX: EXE) operates 246 senior care centers in North America with the ability to serve approximately 27,066 residents. EXE offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. Assisted Living Concepts, Inc. (Privately held) and its subsidiaries own or operate 210 senior living residences with over 9,000 units in 20 states. Preferred Care, Inc. (privately held) operates 105 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care facilities, in 12 states. As of September 30, 2013, the LTC portfolio consisted of 27 skilled nursing and two range of care properties in six states with a gross investment balance of $84.0 million. They also operate one skilled nursing facility under a sub-lease with another lessee in our portfolio which is not included in the Preferred Care rental revenue. Traditions Senior Management, Inc. and other affiliated entities (privately held) operate 21 facilities consisting of independent living, assisted living, and skilled nursing facilities in seven states. As of proforma September 30, 2013, the LTC portfolio consisted of three skilled nursing properties and one range of care property operated by Traditions and another affiliate in three states with a gross investment balance of $62.9 million. They also operate two skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions rental revenue. Carespring Health Care Mgmt, LLC (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 10 facilities in two states. As of September 30, 2013, the LTC portfolio consisted of a parcel of land in Kentucky and two skilled nursing properties in Ohio with a gross investment balance of $62.1 million. Fundamental Family of Companies (privately held) includes skilled nursing facilities, assisted living facilities, long term acute care hospitals, hospices, outpatient clinics, behavioral health services and other healthcare services at 102 locations in 11 states. As of September 30, 2013, the LTC portfolio consisted six skilled nursing properties in three states with a gross investment balance of $40.7 million. Skilled Healthcare Group, Inc. (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates 74 skilled nursing and 22 assisted living facilities in eight states. As of September 30, 2013, the LTC portfolio consisted of 5 skilled nursing properties in New Mexico with a gross investment balance of $40.3 million. Prestige Healthcare (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 35 facilities in seven states. As of proforma September 30, 2013, the LTC portfolio consisted of 15 skilled nursing properties in Michigan and two range of care properties in South Carolina with a gross investment balance of $136.6 million. Senior Care Centers, LLC (privately held) provides skilled nursing care, memory care, assisted living, and independent living services in 35 facilities exclusively in Texas. As of September 30, 2013, the LTC portfolio consisted of nine skilled nursing properties in Texas with a gross investment balance of $114.5 million. Juniper Communities, LLC (privately held) operates 18 facilities comprised of skilled nursing, assisted living, memory care, and independent living facilities in four states. As of September 30, 2013, the LTC portfolio consisted of six assisted living and memory care properties in three states with a gross investment balance of $87.0 million. Brookdale Senior Living, Inc. (NYSE: BKD) operates 650 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 67,000 residents. As of September 30, 2013, the LTC portfolio consisted of 35 assisted living properties in eight states with a gross investment balance of $84.2 million.

21 Extendicare Inc. (TSX: EXE) and Assisted Living Concepts, Inc. (Privately Held) REAL ESTATE PORTFOLIO Photos of our properties leased to ALC/Extendicare are available on the Company’s website at www.LTCProperties.com in the “ALC/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. Twelve Months Ended June 30, 2013 Co-lessee Extendicare Inc. and Assisted Living Concepts, Inc. Total # of Properties 37 properties Total # of Units 1,430 units Lease Expiration December 31, 2014 Renewal Options Three (3) periods of ten (10) years each Normalized EBITDAR Coverage (1) 0.77x % of Portfolio Income 9.3% of Proforma Annual Income Master Lease I Master Lease II States # of Properties # of Units States # of Properties # of Units Idaho 4 148 Arizona 2 76 Iowa 1 35 Indiana 2 78 New Jersey 1 39 Nebraska 4 158 Ohio 5 191 Oregon 3 119 Texas 7 278 Washington 8 308 Total 18 691 Total 19 739

22 Proforma(1) Lease and Mortgage Loan Receivable Maturity FINANCIAL Investment Portfolio Maturity Schedule (as a % of total gross owned investment and mortgage loans outstanding) (dollar amounts in thousands) Rental Revenue and Interest Income Maturity Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13. Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured from mortgage loans. % of Total % of Total % of Total 2013 453 $ 0.4% - $ - 453 $ 0.4% 2014 12,951 12.8% 1,128 7.1% 14,079 12.0% 2015 1,132 1.1% 322 2.0% 1,454 1.2% 2016 2,129 2.1% 83 0.5% 2,212 1.9% 2017 1,638 1.6% 1,113 7.0% 2,751 2.3% 2018 10,620 10.5% 1,031 6.4% 11,651 9.9% 2019 1,596 1.6% 141 0.9% 1,737 1.5% 70,916 69.9% 12,178 76.1% 83,094 70.8% Total 101,435 $ 100.0% 15,996 $ 100.0% 117,430 $ 100.0% Rental Income (2) Interest Income (2) Annual Income (2) Thereafter Year

# Proforma(1) Market Capitalization

| (In thousands, except per share amounts and number of shares) | | | At September 30, 2013 | Capitalization |
|---|---|---|---|---|
| **Debt** | | | | |
| Bank borrowings - LIBOR + 1.25% (1) | | | $ 70,600 | |
| Senior unsecured notes -weighted average rate 5.17% (2) | | | 185,800 | |
| Bonds payable - weighted average rate 2.90% (3) | | | 2,035 | |
| Total debt | | | 258,435 | 16% |
| **Equity** | | | | |
| | No. of shares | Closing Price | | |
| Preferred stock -Series C (4) | | | 38,500 | 2% |
| Common stock (5) | 34,751,910 | $ 37.98 (6) | 1,319,878 | 82% |
| Non-controlling interest | | | - | - |
| Total equity | | | 1,358,378 | 84% |
| **Total Market Value** | | | $ 1,616,813 | 100% |
| **Debt to Total Market Value** | | | 16.0% | |
| **Debt & Preferred to Total Market Value** | | | 18.4% | |
| **Debt to Normalized EBITDA** | | | 2.5x | |

**Capitalization**



Common Stock, 82%
Preferred Stock, 2%
Total Debt, 16%

(1) Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13 using $55.0 million of cash on hand and bank borrowings of $70.6 million.
(2) Includes amortization of debt issue cost.
(3) Includes letter of credit fees.
(4) Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us.
(5) Traded on NYSE.
(6) Closing price of our common stock as reported by the NYSE on September 30, 2013, the last trading day of third quarter 2013.

FINANCIAL 23

24 Proforma(1) Debt Maturity (in thousands) FINANCIAL (in thousands) Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13 using $55.0 million of cash on hand and bank borrowings of $70.6 million. Reflects scheduled principal payments. $ - $ 4,167 $ 635 $ 4,802 - 29,166 1,400 30,566 70,600 16,667 - 87,267 - 14,167 - 14,167 - 14,167 - 14,167 - 11,666 - 11,666 - 95,800 - 95,800 $ 70,600 $ 185,800 $ 2,035 $ 258,435 2019 Total Thereafter Year Unsecured Line of Credit Senior Unsecured Notes (2) Bonds Payable (2) Total 2017 2016 2015 2014 2018

# Proforma(1) Financial Data Summary

*(dollar amounts in thousands)*

## Balance Sheet, Leverage Ratios, and Coverage Ratios

| | Trailing twelve months ended | | | | |
|---|---|---|---|---|---|
| | 12/31/10 | 12/31/11 | 12/31/12 | 9/30/13 | Proforma 9/30/13 |
| **Balance Sheet:** | | | | | |
| Net real estate assets | $515,983 | $599,916 | $740,846 | $739,269 | $876,331 |
| Total assets | 561,264 | 647,097 | 789,592 | 841,243 | 922,305 |
| Total debt | 91,430 | 159,200 | 303,935 | 187,835 | 258,435 |
| Total liabilities | 103,742 | 178,387 | 326,484 | 205,219 | 275,819 |
| Preferred stock | 126,913 | 38,500 | 38,500 | 38,500 | 38,500 |
| Total equity | 457,522 | 468,710 | 463,108 | 636,024 | 646,504 |
| **Leverage Ratios:** | | | | | |
| Debt to gross asset value (2) | 12.7% | 19.3% | 30.8% | 17.8% | 22.8% |
| Debt & preferred stock to gross asset value (2) | 30.3% | 24.0% | 34.7% | 21.5% | 26.2% |
| Debt to total market value | 9.5% | 14.0% | 21.4% | 12.1% | 16.0% |
| Debt & preferred stock to total market value | 23.0% | 17.4% | 24.2% | 14.6% | 18.4% |
| **Coverage Ratios:** | | | | | |
| Debt to normalized EBITDA | 1.4x | 2.1x | 3.7x | 2.1x | 2.5x |
| Normalized EBITDA / interest income | 24.5x | 11.7x | 8.4x | 7.9x | 8.3x |
| Normalized EBITDA / fixed charges | 4.0x | 6.3x | 6.3x | 6.2x | 6.6x |

(1) Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13 using $55.0 million of cash on hand and bank borrowings of $70.6 million.
(2) Gross asset value represents undepreciated book value.

FINANCIAL

25

# Proforma[1] Financial Data Summary

*(dollar amounts in thousands)*

## Reconciliation of Normalized EBITDA and Fixed Charges

| | Trailing twelve months ended | | | | |
|---|---|---|---|---|---|
| | 12/31/10 | 12/31/11 | 12/31/12 | 9/30/13 | Proforma 9/30/13 |
| Net income | $ 46,053 | $ 49,443 | $ 51,327 | $ 55,943 | $ 66,423 |
| Less: Gain on sale of real estate, net | (310) | - | (16) | (1,605) | (1,605) |
| Add: Interest expense | 2,653 | 6,434 | 9,932 | 11,419 | 12,584 |
| Add: Depreciation and amortization (continuing and discontinued operations) | 16,109 | 19,623 | 22,153 | 24,161 | 24,644 |
| Adjusted EBITDA | 64,505 | 75,500 | 83,396 | 89,918 | 102,046 |
| Add back/(deduct): | | | | | |
| Non-recurring one-time items | 467 (2) | - | (347) (3) | 707 (4) | 1,951 (5) |
| **Normalized EBITDA** | **$ 64,972** | **$ 75,500** | **$ 83,049** | **$ 90,625** | **$ 103,997** |
| **Interest expense** | **$ 2,653** | **$ 6,434** | **$ 9,932** | **$ 11,419** | **$ 12,584** |
| **Preferred stock dividend** | **13,662** | **5,512** | **3,273** | **3,273** | **3,273** |
| **Fixed Charges** | **$ 16,315** | **$ 11,946** | **$ 13,205** | **$ 14,692** | **$ 15,857** |

(1) Proforma for 4Q13 origination of a mortgage loan secured by 15 skilled nursing properties in Michigan and the acquisition of a 120-bed skilled nursing property in Florida in 4Q13 using $55.0 million of cash on hand and bank borrowings of $70.6 million.
(2) Includes a $1,237 provision for doubtful accounts charge related to two mortgage loans (one secured by a private school property located in Minnesota and once secured by land located in Oklahoma) partially offset by a $770 bankruptcy settlement distribution relating to Sunwest.
(3) Represents revenue from the Sunwest bankruptcy settlement distribution.
(4) Represents the one-time severance and accelerated restricted stock vesting charges related to the retirement of the Company's former Senior Vice President, Marketing and Strategic Planning.
(5) Includes a $1,244 provision for doubtful accounts charge related to the anticipated origination of a mortgage loan in Michigan as mentioned in footnote (1) and a $707 one-time charge as mentioned in footnote (4).

## Non-Cash Rental Revenue Components

| | 3Q13 | 4Q13[1] | 1Q14[1] | 2Q14[1] | 3Q14[1] |
|---|---|---|---|---|---|
| Straight-line rent | $ 1,140 | $ 937 | $ 729 | $ 610 | $ 531 |
| Amort of lease inducement | (165) | (165) | (165) | (165) | (165) |
| Net | $ 975 | $ 772 | $ 564 | $ 445 | $ 366 |

(1) Projections based on current in-place leases assuming no modification or replacement of existing leases and no new leased investments are added to our portfolio except proforma for the acquisition of a 120-bed skilled nursing property in Florida in 4Q13.

FINANCIAL

26

Consolidated Statements of Income 27 FINANCIAL FINANCIAL (dollar amounts in thousands, except per share amounts, unaudited) 2013 2012 2013 2012 Revenues Rental income 24,645 $ 21,908 $ 72,907 $ 63,182 $ Interest from mortgage loans 1,086 1,398 3,195 4,361 Interest and other income 94 96 279 818 Total revenues 25,825 23,402 76,381 68,361 Expenses Interest expense 2,581 2,988 8,512 7,025 Depreciation and amortization 6,139 5,793 18,152 16,053 General and administrative expenses 2,676 2,370 8,962 7,498 Total expenses 11,396 11,151 35,626 30,576 Income from continuing operations 14,429 12,251 40,755 37,785 Discontinued operations: Net income from discontinued operations 238 253 805 748 Gain on sale of assets, net 2,619 - 1,605 16 Net income from discontinued operations 2,857 253 2,410 764 Net income 17,286 12,504 43,165 38,549 Income allocated to non-controlling interests - (9) - (30) Net income attributable to LTC Properties, Inc. 17,286 12,495 43,165 38,519 Income allocated to participating securities (95) (94) (284) (279) Income allocated to preferred stockholders (818) (818) (2,454) (2,454) Net income available to common stockholders 16,373 $ 11,583 $ 40,427 $ 35,786 $ Basic earnings per common share: $0.47 $0.38 $1.24 $1.18 Diluted earnings per common share: $0.47 $0.38 $1.24 $1.18 Weighted average shares used to calculate earnings per common share Basic 34,553 30,253 32,625 30,219 Diluted 36,779 30,293 34,657 30,263 September 30, Nine Months Ended Three Months Ended September 30,

# Consolidated Balance Sheets

*(amounts in thousands)*

| | September 30, 2013 (unaudited) | December 31, 2012 (audited) |
|---|---|---|
| **ASSETS** | | |
| Real estate investments: | | |
| Land | $ 76,751 | $ 74,702 |
| Buildings and improvements | 834,345 | 811,867 |
| Accumulated depreciation and amortization | (212,495) | (194,448) |
| Net operating real estate property | 698,601 | 692,121 |
| Properties held-for-sale, net of accumulated depreciation and amortization: 2013 - $0; 2012 - $4,100 | - | 9,426 |
| Net real estate property | 698,601 | 701,547 |
| Mortgage loans receivable, net of allowance for doubtful accounts: 2013 - $411; 2012 - $782 | 40,668 | 39,299 |
| Real estate investments, net | 739,269 | 740,846 |
| Other assets: | | |
| Cash and cash equivalents | 60,338 | 7,191 |
| Debt issue costs, net | 2,514 | 3,040 |
| Interest receivable | 726 | 789 |
| Straight-line rent receivable, net of allowance for doubtful accounts: 2013 - $1,541; 2012 - $1,513 | 29,684 | 26,766 |
| Prepaid expenses and other assets | 7,453 | 7,542 |
| Notes receivable | 1,259 | 3,180 |
| Straight-line rent receivable and other assets related to properties, held-for-sale, net of allowance for doubtful accounts: 2013 - $0; 2012 - $44 | - | 238 |
| **Total assets** | **$ 841,243** | **$ 789,592** |

| | September 30, 2013 (unaudited) | December 31, 2012 (audited) |
|---|---|---|
| **LIABILITIES** | | |
| Bank borrowings | $ - | $ 115,500 |
| Senior unsecured notes | 185,800 | 185,800 |
| Bonds payable | 2,035 | 2,635 |
| Accrued interest | 2,076 | 3,279 |
| Earn-out liabilities | - | 6,744 |
| Accrued expenses and other liabilities | 15,275 | 12,165 |
| Accrued expenses and other liabilities related to properties held-for-sale | 33 | 361 |
| Total liabilities | 205,219 | 326,484 |
| **EQUITY** | | |
| Preferred stock (1) | 38,500 | 38,500 |
| Common stock (2) | 348 | 305 |
| Capital in excess of par value | 688,341 | 510,236 |
| Cumulative net income | 767,198 | 724,033 |
| Other | 125 | 152 |
| Cumulative distributions | (858,488) | (810,125) |
| Total LTC stockholders' equity | 636,024 | 463,101 |
| Non-controlling interests | - | 7 |
| Total equity | 636,024 | 463,108 |
| **Total liabilities and equity** | **$ 841,243** | **$ 789,592** |

(1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2013 - 2,000; 2012 - 2,000

(2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2013 - 34,752; 2012 - 30,544

FINANCIAL

28

# Funds from Operations

*(unaudited, dollar amounts in thousands, except per share amounts)*

## Normalized FFO, AFFO, and FAD Reconciliation

| | Three Months Ended September 30, 2013 | Three Months Ended September 30, 2012 | Nine Months Ended September 30, 2013 | Nine Months Ended September 30, 2012 |
|---|---|---|---|---|
| Net income available to common stockholders | $ 16,373 | $ 11,583 | $ 40,427 | $ 35,786 |
| Add: Depreciation and amortization (continuing and discontinued operations) | 6,202 | 5,925 | 18,469 | 16,461 |
| Less: Gain on sale of real estate, net | (2,619) | - | (1,605) | (16) |
| FFO available to common stockholders | 19,956 | 17,508 | 57,291 | 52,231 |
| Add: Non-cash interest related to earn-out liabilities | 36 | 110 | 256 | 330 |
| Add: Non-recurring one time items | - | - | 707 (1) | (347) (2) |
| **Normalized FFO available to common stockholders** | **19,992** | **17,618** | **58,254** | **52,214** |
| Less: Non-cash rental income | (975) | (701) | (2,505) | (1,704) |
| Normalized adjusted FFO (AFFO) | 19,017 | 16,917 | 55,749 | 50,510 |
| Add: Non-cash compensation charges | 542 | 445 | 1,593 | 1,355 |
| Normalized funds available for distribution (FAD) | $ 19,559 | $ 17,362 | $ 57,342 | $ 51,865 |
| Diluted FFO available to common stockholders per share | $0.57 | $0.57 | $1.72 | $1.69 |
| **Diluted normalized FFO available to common stockholders per share** | **$0.57** | **$0.57** | **$1.75** | **$1.69** |
| Diluted normalized AFFO per share | $0.54 | $0.55 | $1.68 | $1.64 |
| Diluted normalized FAD per share | $0.56 | $0.56 | $1.72 | $1.68 |

(1) Represents the one-time severance and accelerated restricted stock vesting charges related to the retirement of our former Senior Vice President, Marketing and Strategic Planning.
(2) Represents revenue from the Sunwest bankruptcy settlement distribution.

FINANCIAL
29

Funds from Operations 30 FINANCIAL FINANCIAL Normalized FFO Per Share Reconciliation (unaudited, dollar amounts in thousands, except per share amounts) 2012 2012 Normalized FFO available to common stockholders $ 19,992 $ 17,618 $ 58,254 $ 52,214 Effect of dilutive securities: Participating securities 95 94 284 279 Convertible preferred securities 818 818 2,454 2,454 Convertible non-controlling interests - 9 - 30 Diluted normalized FFO available to common stockholders $ 20,905 $ 18,539 $ 60,992 $ 54,977 34,553 30,253 32,625 30,219 Effect of dilutive securities: Stock options 27 40 32 44 Participating securities 199 208 201 208 Convertible preferred securities 2,000 2,000 2,000 2,000 Convertible non-controlling interests - 20 - 23 Shares for diluted FFO per share 36,779 32,521 34,858 32,494 $0.58 $0.58 $1.79 $1.73 $0.57 $0.57 $1.75 $1.69 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2013 2013 Three Months Ended September 30, Nine Months Ended September 30,

31 GLOSSARY Glossary Adjusted Funds From Operations (“AFFO”): FFO excluding the effects of non - cash rental income. Assisted Living Properties (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care ) Assisted living properties are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and th e operator for the lease year . Core Based Statistical Area (“CBSA”): Based on the U.S. Census Bureau, CBSA is a collective term for both metro and micro areas. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core. EBITDA: Earnings before interest, taxes, depreciation and amortization. Funds Available for Distribution (“FAD”): FFO excluding the effects of non-cash rental income and non-cash compensation charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the purchase p rice. GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognize d evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease , the cash rent received is higher than GAAP rent recogni zed . GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: Represents undepreciated book value. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. (“LTC”) , without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Properties (“ILF”) : Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation , social , cultural and recreational activities , on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments. Interest Income: Represents interest income from mortgage loans.

32 GLOSSARY Glossary Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or u nits may differ from the number of beds and/or units in service at any given time. Memory Care Properties (“MC”): Senior housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss i n a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 2 4 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA ”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. (See Core B ased Statistical Area) Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population. (See Core Based Statistical Area) Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock option s and restricted stock. Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent , and management fees divided by the operator’s contractual lease rent. Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income and non-cash compensation charges. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us.

33 GLOSSARY Glossary Glossary Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at theme asurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Quality Mix: LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Range of Care (“ROC”): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services. Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations. Same Property Portfolio (“SPP”): Same property statistics allow management to evaluate the performance of LTC’s leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained , in operations for the duration of the quarter-over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio. Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled. Skilled Nursing Properties (“SNF”): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNF s provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Under Development Properties (“UDP”): Development project s to construct senior housing properties.